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                                                                 Exhibit 10.16



                                               300, avenue Viger Est,
                                               Montreal (Quebec)
       Videotron                               Canada
       International Ltee                      H2X 3W4

                                               Telephone:   (514) 281-1232
                                               Telecopieur: (514) 985-8420










                                                       Montreal, February 8 1995


SENT VIA FACSIMILE
------------------


Mr. William M. O'Neil
53A Primrose Gardens
Belsize Park, London NW3 4UL
U.K.

Dear William:

Following our recent discussions, I confirm, as listed below, the terms of your Offer of Employment with our Videotron subsidiary in the United States.

TITLE:                                    Vice President and Regional Manager
                                              Southern California and Arizona

ANNUAL SALARY:                                                  U.S. $120,000

o This annual salary will be revisited based on your performance after six months.

AUTOMOBILE ALLOWANCE:                                     U.S. $500.00/month

o Short Term Incentive Bonus Plan of up to 30% of your salary per annum dependent upon achievement of agreed upon goals and objectives. For the remainder of 1995, your bonus will be prorated and will be dependent upon achievement of agreed upon goals and objectives.

o   Participation in incentive Stock Plan of OpTel, Inc.

o   Reimbursement of all out-of-pocket relocation costs

o Benefits consistent with those provided to other Senior Executives of the company.



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                                     -2-


Should you have any questions and/or for comments, please do not hesitate to Contact me. If the above terms are acceptable to you, please sign the offer and return it to my attention, at your earliest convenience.

Sincerely,


/s/ Rory O. Cole                                  /s/ William M. O'Neil
--------------------                           ----------------------------
Rory O. Cole                                          William M. O'Neil
Vice President
New Market Development